AMERICAN GENERAL LIFE INSURANCE COMPANY
                        GROUP IMMEDIATE VARIABLE ANNUITY
                           IMMEDIATE VARIABLE ANNUITY
                              SEPARATE ACCOUNT I

                    THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK
                       GROUP IMMEDIATE VARIABLE ANNUITY
                             SEPARATE ACCOUNT USL A

                         SUPPLEMENT DATED JULY 19, 2019
                   TO CONTRACT PROSPECTUS, AS SUPPLEMENTED

     The purpose of this supplement is to notify owners of American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("US Life") (AGL and US Life, together referred to hereinafter as the "Company") Contracts of the conversion of the Vanguard funds Investor Shares into the lower-cost Admiral Shares. The Investor Share class of the Vanguard funds are currently offered in the Contracts. A list of the funds (the "Funds") affected in this class conversion is indicated below.

     The Company received notification that effective July 26, 2019 (the "Closing Date") Vanguard is converting all positions in the Investor Share class into the Admiral Share class for the Funds indicated below:


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
Investor Shares                        Admiral Shares
Vanguard 500 Index Fund - Investor     Vanguard 500 Index Fund - Admiral
Shares                                 Shares

Vanguard Small-Cap Growth Index Fund   Vanguard Small-Cap Growth Index Fund
- Investor Shares                      - Admiral Shares

Vanguard Small-Cap Value Index Fund    Vanguard Small-Cap Value Index Fund
- Investor Shares                      - Admiral Shares

Vanguard Total Bond Market Index       Vanguard Total Bond Market Index
Fund - Investor Shares                 Fund - Admiral Shares

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

     At any time before 3:00 p.m. eastern time one business day prior to the Closing Date (i.e., Thursday, July 25, 2019), you may transfer your Contract value in the Investor Share class Funds listed above to any of the other variable investment options available under the Contracts. You may give us instructions to transfer your account value to another investment option by calling Group Annuity Administration at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact Group Annuity Administration at the telephone number shown below.

     If we receive any new instruction from you for transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Investor Share class Fund investment option after 3:00 p.m. eastern time one business day prior to the Closing Date (i.e, Thursday, July 25, 2019), such transaction will be treated as if received after 3:00 p.m. eastern time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, July 29,
2019).

     Any new instruction we receive from a Contract owner before 3:00 p.m. eastern time one business day prior to the Closing Date (i.e, Thursday, July 25, 2019) that is for any purpose stated in the previous paragraph and is in good order will be honored.

     Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Investor Share class Fund (as applicable) that are scheduled for July 26, 2019 or later will be executed on the Closing Date and will be automatically directed to the Admiral Share class of the Fund.

     Neither our automatic conversion and transfer of the shares from the Investor Share class to the Admiral Share class of the Funds on the Closing Date, nor your transfer of assets out of the Investor Share class of the Funds prior to July 25, 2019 or out of the Admiral Share class of the Funds within 60 days after the Closing Date (i.e., September 24, 2019), will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Investor Share class of the Vanguard Funds' investment option. If you have any questions, please contact Group Annuity Administration at 1-877-299-1724.